SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 17, 2013

First Connecticut Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Farm Glen Boulevard, Farmington, Connecticut 06032
(860) 676-4600
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2013, the Compensation Committee of First Connecticut Bancorp, Inc. elected to extend the term of the employment contract of its Chairman, President and CEO, John J. Patrick, Jr. in accordance with the contract.  The contract was to expire December 31, 2015 and with the election to extend the contract by one year it will expire as of December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONNECTICUT BANCORP, INC.
Registrant

September 23, 2013	By: /s/ Gregory A. White
Gregory A. White
Executive Vice President,
Chief Financial Officer and Treasurer